EXHIBIT 4.4

                          FIRST SUPPLEMENTAL INDENTURE

     This First Supplemental Indenture (the "First Supplemental Indenture") dated as of April 25, 1995, is by and among Players International, Inc., a Nevada corporation (the "Company"); the Initial Guarantors; Southern Illinois Riverboat/Casino Cruises, Inc., an Illinois corporation ("SIRCC"); and First Fidelity Bank, National Association, as Trustee (the "Trustee").

                                  WITNESSETH:

     WHEREAS, the Company, the Initial Guarantors and the Trustee have entered into an Indenture dated as of April 10, 1995 (the "Indenture") in connection with the Company's issuance of 10-7/8% Senior Notes due 2005 (the "Senior Notes");

     WHEREAS, Section 5.19 of the Indenture contemplates that, upon the receipt of all necessary approvals of Gaming Authorities in the State of Illinois, SIRCC shall become a Guarantor of the Senior Notes and a party to the Indenture;

     WHEREAS, SIRCC has received all necessary approvals of Gaming Authorities in the State of Illinois to execute and deliver (i) a Guarantee in support of the Senior Notes and (ii) this First Supplemental Indenture;

     WHEREAS, the parties hereto are authorized and deem it necessary and desirable to enter into this First Supplemental Indenture for the purpose of adding SIRCC as a Guarantor of the Senior Notes; and

     WHEREAS, all acts and things necessary to constitute this First Supplemental Indenture a valid indenture and agreement according to its terms have been done and performed and the parties hereto have duly authorized the execution and delivery of this First Supplemental Indenture and are jointly and severally obligated hereunder.

         NOW, THEREFORE, in consideration of the premises, the parties hereto hereby covenant and agree as follows:

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     1.   Definitions. All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Indenture.

     2. SIRCC Guarantee. SIRCC shall execute and deliver to the Trustee a guarantee in the form of Exhibit A hereto (the "SIRCC Guarantee"), and the Trustee shall deliver the SIRCC Guarantee to the Holder of the Senior Notes. The SIRCC Guarantee shall have the same force and effect as the Guarantee executed and delivered by the Initial Guarantors.

     3. Party to the Indenture. Upon execution and delivery of this First Supplemental Indenture, SIRCC shall become a party to the Indenture with the same force and effect as if it were an original signatory to the Indenture, subject to all the terms and conditions contained therein.

     4. Confirmation of Indenture. Except as amended and supplemented by this First Supplemental Indenture, the Indenture is ratified and confirmed in all respects.

     5. Governing Law. This First Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York.

     6. Execution in Counterparts. This First Supplemental Indenture may be executed in several counterparts, each of which shall be an original and all of which shall constitute one instrument.

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         IN WITNESS WHEREOF, the parties hereto have caused this
First Supplemental Indenture to be duly executed as of the date first written above.

                                         PLAYERS INTERNATIONAL, INC.

                                         By:________________________________
                                         Name:  Peter J. Aranow
                                         Title: Executive Vice President,
                                                Chief Financial Officer
                                                and Secretary


                                         FIRST FIDELITY BANK, NATIONAL
                                           ASSOCIATION, as Trustee

                                         By:________________________________
                                         Name:
                                         Title:


                                         SOUTHERN ILLINOIS RIVERBOAT/
                                         CASINO CRUISES, INC.

                                         By:________________________________
                                         Name:  David Fishman
                                         Title: President


                                         PLAYERS LAKE CHARLES, INC.

                                         By:________________________________
                                         Name:  David Fishman
                                         Title: President


                                         PLAYERS RIVERBOAT MANAGEMENT, INC.

                                         By:________________________________
                                         Name:  Peter J. Aranow
                                         Title: Treasurer

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                                         PLAYERS RIVERBOAT, INC.

                                         By:________________________________
                                         Name:  Peter J. Aranow
                                         Title: Treasurer



                                          PLAYERS RIVERBOAT, LLC

                                          By:  Players Riverboat Management,
                                               Inc.

                                          By:________________________________
                                          Name:  Steven P. Perskie
                                          Title: Secretary


                                          SHOWBOAT STAR PARTNERSHIP

                                          By: Players Riverboat, LLC
                                          By:  Players Riverboat Management,
                                               Inc.

                                          By:________________________________
                                          Name:  Steven P. Perskie
                                          Title: Secretary


                                          By:  Players Riverboat Management,
                                               Inc.

                                          By:________________________________
                                          Name:  Steven P. Perskie
                                          Title: Secretary


                                          PLAYERS NEVADA, INC.

                                          By:________________________________
                                          Name:  David Fishman
                                          Title: Secretary and Treasurer

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                                           PLAYERS MESQUITE GOLF CLUB, INC.

                                           By:________________________________
                                           Name:  David Fishman
                                           Title: President and Treasurer


                                           PLAYERS MESQUITE LAND, INC.

                                            By:________________________________
                                            Name:  Peter J. Aranow
                                            Title: Treasurer


                                            PLAYERS INDIANA, INC.

                                            By:________________________________
                                            Name:  David Fishman
                                            Title: Secretary and Treasurer


                                            PLAYERS MICHIGAN CITY, INC.

                                            By:________________________________
                                            Name:  Peter J. Aranow
                                            Title: Vice President and Treasurer


                                            PLAYERS MICHIGAN CITY
                                              MANAGEMENT, INC.

                                            By:________________________________
                                            Name:  Peter J. Aranow
                                            Title: Vice President and Treasurer


                                            PLAYERS BLUEGRASS DOWNS, INC.

                                            By:________________________________
                                            Name:  Peter J. Aranow
                                            Title: Secretary


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                                            RIVER BOTTOM, INC.

                                            By:________________________________
                                            Name:  Peter J. Aranow
                                            Title: Treasurer


                                            PLAYERS MARYLAND HEIGHTS, INC.

                                            By:________________________________
                                            Name:  Peter J. Aranow
                                            Title: Vice President and Treasurer